UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2025

SRx Health Solutions, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-40477	83-4284557
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12400 Race Track Road Tampa, Florida 33626 (Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code): (212) 896-1254

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value share	SRXH	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Resignation and replacement of Chief Executive Officer

On July 8, 2025, SRx Health Solutions, Inc. (the “Company”) accepted the voluntary resignation of Adesh Vora as the Chief Executive Officer of the Company. His resignation is not the result of any dispute or disagreement with the Company on any matters relating to the Company’s financial statements, internal controls, operations, policies or practices. Also on July 8, 2025, the Company appointed Kent Cunningham as the Company’s Chief Executive Officer and appointed Adesh Vora as the Company’s Vice Chairman of the Board.

Kent Cunningham Executive Employment Agreement

On July 14, 2025, the Company entered into an executive employment agreement with Kent Cunningham, the Company’s Chief Executive Officer, effective July 8, 2025 (the “Executive Employment Agreement”). The term of the Executive Employment Agreement is indefinite. Pursuant to the Executive Employment Agreement, Mr. Cunningham will receive a base salary of $444,000 per year, less applicable withholdings, and he will be eligible to earn an annual performance bonus (the “Performance Bonus”) of 70% of his base salary, upon achievement of performance objectives to be determined by the Board in its sole discretion, provided that 50% of such bonus for the fiscal year ending December 31, 2025 shall be payable upon the achievement of identified performance objectives as set forth in the Executive Employment Agreement. Mr. Cunningham must be employed on the applicable bonus payment date to receive any such bonus. Mr. Cunningham is also eligible to participate in the employee benefit plans sponsored by the Company of general applicability to other employees. Mr. Cunningham will receive, subject to the Company achieving net profitability for three (3) consecutive fiscal quarters, a one-time equity award of Common Stock with an aggregate value of $3,000,000.

The Executive Employment Agreement also provides benefits in connection with a termination of Mr. Cunningham’s employment under specified circumstances. Under the terms of the Executive Employment Agreement, if Mr. Cunningham’s employment is terminated by the Company other than for “Cause” (as defined in the Executive Employment Agreement), or Mr. Cunningham terminates his employment for “Good Reason” (as defined in the Executive Employment Agreement), Mr. Cunningham will be entitled to receive, subject to his timely execution and non-revocation of a separation agreement and release of claims in a form agreed to by Mr. Cunningham and the Company (the “Release”) and his material compliance with all post-termination obligations in the Executive Employment Agreement and all material terms of the Release, a severance payment equal to his then-current base salary, as then in effect, less applicable withholdings, for a period of twelve (12) months, payable in accordance with the normal payroll policies of the Company.

In the event Mr. Cunningham’s employment is terminated for Good Reason Upon Change in Control (as defined in the Executive Employment Agreement) at any time, Mr. Cunningham will be entitled to receive, subject to his timely execution and non-revocation of the Release, (i) severance pay in an amount equal to (to his then-current base salary, as then in effect, less applicable withholdings, for a period of twenty-four (24) months, payable in accordance with the normal payroll policies of the Company; and (ii) forty percent (40%) of Mr. Cunningham’s pro-rata Performance Bonus for the then operative Performance Bonus cycle.

The summary description of Mr. Cunningham’s executive employment agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the executive employment agreement, a copy of which is filed as Exhibit 10.1 to this Current Report.

Carolina Martinez Amendment to Executive Employment Agreement

On July 14, 2025, the Company entered into Amendment No. 1 (the “Amendment”) to its Executive Employment Agreement with Carolina Martinez, the Company’s Chief Financial Officer, dated August 2, 2023 (the “Original Agreement”). The Amendment modified the Original Agreement to increase Ms. Martinez’s annual base salary to $325,000, less applicable withholdings, retroactive to June 19, 2025, and to provide a one-time bonus of $150,000, less applicable withholdings, payable within three (3) business days of the effectiveness of the Amendment. Notwithstanding the foregoing, if Ms. Martinez’s employment with the Company is terminated by the Company for Cause (as defined in the Executive Employment Agreement) or the Ms. Martinez resigns from her employment with the Company without Good Reason (as defined in the Executive Employment Agreement), in either case within 90 days following the effectiveness of the Amendment, Ms. Martinez shall be required to remit back to the Company the full amount of such one-time bonus within three (3) business days following such termination of employment with the Company. Except as expressly modified by the Amendment, the remaining provisions of the Original Agreement remain in full force and effect.

The summary description of the amendment to Ms. Martinez’s executive employment agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment, a copy of which is filed as Exhibit 10.2 to this Current Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Kent Cunningham Executive Employment Agreement, dated July 14, 2025
10.2	Carolina Martinez Amendment to Executive Employment Agreement, dated July 14, 2025
99.1	Press Release, dated July 14, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SRx Health Solutions, Inc.

	By:	/s/ Carolina Martinez
	Name:	Carolina Martinez
	Title:	Chief Financial Officer

July 16, 2025